Vessels, net/Assets held for sale	6 Months Ended
Jun. 30, 2023
Vessels, net/Assets Held for Sale [Abstract]
Vessels, net/Assets Held for Sale
7.	Vessels, net/Assets held for sale:

(a) Vessels, net: The amounts in the accompanying unaudited condensed consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance December 31, 2022	372,382,480	(28,974,014)	343,408,466
— Transfer to Assets held for sale (b)	(26,016,507)	3,642,788	(22,373,719)
— Vessel disposals	(9,093,719)	872,582	(8,221,137)
— Period depreciation	—	(10,263,222)	(10,263,222)
Balance June 30, 2023	337,272,254	(34,721,866)	302,550,388

(b) Assets held for sale/ Disposal of vessels

On March 13, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Rainbow for a gross sale price of $12.6 million. The M/V Magic Rainbow was delivered to its new owners on April 18, 2023. In connection with this sale, the Company recognized during the second quarter of 2023 a net gain of $3.1 million which is separately presented in ‘Gain on sale of vessel’ in the accompanying unaudited interim condensed consolidated statements of comprehensive income.
On March 23, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Moon for a gross sale price of $13.95 million. In addition, on June 2, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Twilight for a gross sale price of $17.5 million. The Company followed the provisions of ASC360 and, as all criteria required for their classifications as such were met at the balance sheet date, as of June 30, 2023, classified the carrying value of the vessels amounting to $22,373,719 and such vessels’ deferred charges and inventory onboard, amounting to $548,078 and, $126,849, respectively, as “Assets held for sale” measured at the lower of carrying value and fair value (sale price) less costs to sell. No impairment charges have been recorded as of June 30, 2023, in connection with the anticipated sale of the vessels since their carrying amounts plus unamortized dry-dock costs as at the balance sheet date were lower than their fair values less cost to sell. The Company expects to recognize during the third quarter of 2023 a gain on the sale of the M/V Magic Twilight of approximately $4.0 million and a gain on the sale of the M/V Magic Moon of approximately $4.6 million, excluding any transaction related costs. The M/V Magic Twilight was delivered to its new owners on July 20, 2023, and the M/V Magic Moon is expected to be delivered to its new owner during the third quarter of 2023.

As a result, as of December 31, 2022, and June 30, 2023, net amounts of $0 and $23,048,646, respectively, are presented in ‘Assets held for sale’, in the accompanying unaudited condensed consolidated balance sheets.

As of June 30, 2023, 17 of the 21 vessels in the Company’s fleet having an aggregate carrying value of $260.1 million, including the carrying value of vessels that were classified as held for sale as of June 30, 2023, were first priority mortgaged as collateral to their loan facilities (Note 8).